BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENT
(Unaudited; Amounts in thousands, except per-share data)



                                                            Three Months Ended December 31,
                                                                   2002 (restated)
-------------------------------------------------------------------------------

REVENUES                                                            $ 1,035,901

Cost of products sold                                                   543,237
Selling and administrative                                              277,162
Research and development                                                 57,109
-------------------------------------------------------------------------------
TOTAL OPERATING COSTS
     AND EXPENSES                                                       877,508
-------------------------------------------------------------------------------

OPERATING INCOME                                                        158,393

Interest expense, net                                                    (8,629)
Other (expense) income, net                                                 302
-------------------------------------------------------------------------------

INCOME FROM CONTINUING OPERATIONS
        BEFORE INCOME TAXES                                             150,066

Income tax provision                                                     35,747
-------------------------------------------------------------------------------

INCOME FROM CONTINUING OPERATIONS                                       114,319

LOSS FROM DISCONTINUED OPERATIONS
       NET OF INCOME TAXES OF $351                                         (681)
-------------------------------------------------------------------------------

NET INCOME                                                              113,638
-------------------------------------------------------------------------------

EARNINGS PER SHARE

Basic:
    Income from continuing operations                               $      0.45
    Loss from discontinued operations                               $      --
    Net income                                                      $      0.44
-------------------------------------------------------------------------------

Diluted:
    Income from continuing operations                               $      0.43
    Loss from discontinued operations                               $      --
    Net income                                                      $      0.43
-------------------------------------------------------------------------------

AVERAGE SHARES OUTSTANDING

     Basic                                                              255,286
     Diluted                                                            263,081
-------------------------------------------------------------------------------

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENT
(Unaudited; Amounts in thousands, except per-share data)



                                                              Three Months Ended March 31,
                                                                    2003 (restated)
-------------------------------------------------------------------------------

REVENUES                                                            $ 1,116,715

Cost of products sold                                                   567,418
Selling and administrative                                              292,768
Research and development                                                 57,345
-------------------------------------------------------------------------------
TOTAL OPERATING COSTS
     AND EXPENSES                                                       917,531
-------------------------------------------------------------------------------

OPERATING INCOME                                                        199,184

Interest expense, net                                                    (8,650)
Other (expense) income, net                                              (1,898)
-------------------------------------------------------------------------------

INCOME FROM CONTINUING OPERATIONS
        BEFORE INCOME TAXES                                             188,636

Income tax provision                                                     45,065
-------------------------------------------------------------------------------

INCOME FROM CONTINUING OPERATIONS                                       143,571

LOSS FROM DISCONTINUED OPERATIONS
       NET OF INCOME TAXES OF $824                                       (1,531)
-------------------------------------------------------------------------------

NET INCOME                                                              142,040
-------------------------------------------------------------------------------

EARNINGS PER SHARE

Basic:
    Income from continuing operations                               $      0.56
    Loss from discontinued operations                               $     (0.01)
    Net income                                                      $      0.56
-------------------------------------------------------------------------------

Diluted:
    Income from continuing operations                               $      0.54
    Loss from discontinued operations                               $     (0.01)
    Net income                                                      $      0.54
-------------------------------------------------------------------------------

AVERAGE SHARES OUTSTANDING

     Basic                                                              254,694
     Diluted                                                            263,369
-------------------------------------------------------------------------------

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENT
(Unaudited; Amounts in thousands, except per-share data)



                                                              Three Months Ended June 30,
                                                                   2003 (restated)
-------------------------------------------------------------------------------

REVENUES                                                            $ 1,149,516

Cost of products sold                                                   608,377
Selling and administrative                                              301,888
Research and development                                                 57,323
-------------------------------------------------------------------------------
TOTAL OPERATING COSTS
     AND EXPENSES                                                       967,588
-------------------------------------------------------------------------------

OPERATING INCOME                                                        181,928

Interest expense, net                                                    (9,656)
Other (expense) income, net                                              (2,077)
-------------------------------------------------------------------------------

INCOME FROM CONTINUING OPERATIONS
        BEFORE INCOME TAXES                                             170,195

Income tax provision                                                     35,416
-------------------------------------------------------------------------------

INCOME FROM CONTINUING OPERATIONS                                       134,779

LOSS FROM DISCONTINUED OPERATIONS
       NET OF INCOME TAXES OF $2,663                                     (4,761)
-------------------------------------------------------------------------------

NET INCOME                                                              130,018
-------------------------------------------------------------------------------

EARNINGS PER SHARE

Basic:
    Income from continuing operations                               $      0.53
    Loss from discontinued operations                               $     (0.02)
    Net income                                                      $      0.51
-------------------------------------------------------------------------------

Diluted:
    Income from continuing operations                               $      0.51
    Loss from discontinued operations                               $     (0.02)
    Net income                                                      $      0.49
-------------------------------------------------------------------------------

AVERAGE SHARES OUTSTANDING

     Basic                                                              255,038
     Diluted                                                            265,088
-------------------------------------------------------------------------------
